UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2008
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27078 (Commission File Number)	11-3136595 (I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York (Address of principal executive offices)	11747 (Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On October 15, 2008, Henry Schein, Inc. and ID Biomedical Corporation entered into an amendment to the Distribution Agreement for FluLaval™ influenza vaccine dated as of December 2, 2004. Such amendment, among other things, shortens the term of the Agreement by two years to the conclusion of the 2012/2013 flu season and reduces Henry Schein’s maximum purchase commitment to 11.5 million doses per year.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)
Date: October 21, 2008	By:	/s/ Michael S. Ettinger
Michael S. Ettinger
Senior Vice President and General Counsel

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